EXHIBIT 10.3

                                   RESOLUTION
                           OF THE BOARD OF DIRECTORS
                              OF THE HERITAGE BANK
                    ADOPTING AN EMPLOYEE STOCK OPTION PLAN

WHEREAS, The Heritage Bank desires to adopt an Employee Stock Option Plan to attract and retain the best available personnel and to provide an incentive to all current employees, be it,

RESOLVED, The Board of Directors of The Heritage Bank hereby adopts a Plan effective upon the effective date of the spin-off. A copy of the Plan is attached, amended to,

     (1) limit Options granted to part time employees to those part time employees averaging at least 25 hours of weekly service

     (2) to delete all references to Stockholder approval of the Plan or amendments thereto.

/s/ Harold E. Lieding
----------------------------
Harold E. Lieding, Secretary
Board of Directors



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                          STOCK OPTION FOR EMPLOYEES

                                       OF

                               THE HERITAGE BANK
                               -----------------
                              PURPOSE OF THE PLAN
                              -------------------

     1. The purposes of this Employees' Stock Option are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to all employees of the Company and to promote the success of The Heritage Bank.

                                  DEFINITIONS
                                  -----------

     2. As used herein the following definitions shall apply:

       (a) "Board" shall mean the Board of Directors of the Company.

       (b) "Common Stock" shall mean common stock, par value of $1.00 per share, of the Company.

       (c) "Company" shall mean The Heritage Bank.

       (d) "The Committee" shall mean the stock option committee.

       (e) "Employee" shall mean any person who is a full or part time employee of the Company averaging at least 25 hours of weekly service.

       (f) "Option" shall mean a stock option granted pursuant to the Plan. One option shall be equivalent to one share of common stock of the Company.

       (g) "Share" shall mean the common stock of the Company.

       (h) "Optionee" shall mean an Employee who receives an option.

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     3. Subject to the provisions of this Plan, the maximum  aggregate number of shares which may be optioned and sold under the Plan is 50,000 Shares. However, this number may be increased by The Board of Directors.

                           ADMINISTRATION OF THE PLAN
                           --------------------------

     4. The Plan shall be administered by The Board.

        (a) Procedural Rules

            The Board may appoint a Committee consisting of not less than three members of The Board to administer the Plan on behalf of The Board, subject to such terms and conditions as The Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by The Board. From time to time, The Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee and, thereafter, directly administer the Plan. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

     In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a



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secretary  to  keep  minutes  at its  meetings  and  may  make  such  rules  and regulations for the conduct of its business as it shall deem advisable.

     As hereinafter used in this Plan and in any Option granted hereunder, the term "Committee" shall refer to either the Committee or The Board if no Committee is then designated.

     No Employee receiving the Options shall be eligible to serve on the Committee.

       (b) Powers of the Committee
           -----------------------

        Subject to the provisions of the Plan, the Committee shall have authority:

        (i) to determine the fair market value of the shares covered by each Option, the Employees to whom and the time or times at which Options shall be granted;

        (ii) to interpret the Plan;

        (iii) to prescribe, amend and rescind rules and regulations relating to the Plan;

        (iv) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and; with the consent of the holder thereof, modify or amend each Option;

        (v) to accelerate, under special circumstances, any exercise date of any Option;

        (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; and

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        (vii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

        (c)  Effect of Committee's Decision
             ------------------------------
             All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.

                                  ELIGIBILITY
                                  -----------

     5. Options may be granted only to Employees averaging at least 25 hours of weekly service. An Employee who has been granted an Option may, if he is eligible, be granted additional Option or Options.

                                  TERM OF PLAN
                                  ------------

     6. The Plan shall become effective upon its adoption by the Board of Directors.

                                 TERM OF OPTION
                                 --------------

     7. Unless otherwise provided or limited in the specific terms of the Option granted, the term of each Option granted under the Plan shall be ten years from the date of grant thereof.

                                  OPTION PRICE
                                  ------------

     8. The Option price for shares to be issued pursuant to any such Option granted under the Plan, shall be the price determined by the Committee.

                        PROCEDURE FOR EXERCISE OF OPTION
                        --------------------------------

     9. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible



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under the terms of the Plan and of the Option Agreement granted to an Optionee.

     (a) An Option may not be exercised for fractional Shares of the Shares of the Company.

     (b) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Optioned Shares not withstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock Certificates are issued except as provided in Section 11 of the Plan.

                         NON-TRANSFERABILITY OF OPTIONS
                         ------------------------------

     10. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution to any person other than to the Optionee's spouse and may be exercised during the lifetime of the Optionee, only by such Optionee, or, if the



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Option has been sold, pledged, assigned,  hypothecated,  transferred or disposed by such Optionee's spouse.

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
                   ------------------------------------------

     11. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction of or by the Company as a result of which Shares of any class shall be issued in respect of outstanding Shares of the class covered by Options hereunder shall be changed into the same or a different number of Shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate option price payable upon such exercise of the Option, the aggregate number and class of shares equal to the number and class of Shares he would have had on the date of exercise had the Shares been purchased for the same aggregate price on the date the Option was granted and had not been disposed of, taking into consideration any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock; separation, reorganization, or other similar change or transaction; provided, however, that no fractional Share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional Share not issued.

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     In the event of any such change in the  Shares,  the  aggregate  number and class of Shares remaining available under the Plan shall be equal to the number and class of Shares which a person, to whom an Option for all remaining available Shares had been granted on the date preceding such change, would be entitled to receive as provided in this Section 11.

                            TIME OF GRANTING OPTIONS
                            ------------------------

     12. The date of grant of an Option under the Plan shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

                      AMENDMENT AND TERMINATION OF THE PLAN
                      -------------------------------------

     13. (a) Amendment. The Board, without further approval of the stockholders, may amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment shall become effective (until approval of the stockholders) which:

        i. increases (except in accordance with Section 11 of the Plan), the maximum number of shares for which Options may be granted under the Plan; or

        ii. changes the standards of eligibility prescribed by Section 5 of the Plan.

             (b)  Termination.   The  Board  without  further  approval  of  the
stockholders, may at any time terminate the Plan.

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             (c) Effect of  Amendment  or  Termination.  Any such  amendment  or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

                      CONDITIONS UPON ISSUANCE OF SHARES
                      ----------------------------------

     14. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Bank, such a representation is required by any of the aforementioned relevant provisions of law.

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                              RESERVATION OF SHARES
                              ---------------------

     15. The Company, during the terms of this Plan, will at all times reserve and keep available, the number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's Counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which requisite authority shall not have been obtained.

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correct  and  complete  insofar as it relates to The  Heritage  Bank,  and be it further

         RESOLVED, that Harold C. Rauner, President of The Heritage Bank, it hereby authorized, empowered and directed to executed a letter to Hunton & Williams certifying the accuracy of such "Facts" and "Representations" on behalf of The Heritage Bank.